Dreyfus
Strategic Governments
Income, Inc.

SEMIANNUAL REPORT
May 31, 1999

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                   THE FUND

-------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                             10     Statement of Financial Futures

                             11     Statement of Options Written

                             12     Statement of Assets and Liabilities

                             13     Statement of Operations

                             14     Statement of Changes in Net Assets

                             15     Financial Highlights

                             16     Notes to Financial Statements

                                    FOR MORE INFORMATION

--------------------------------------------------------

                                    Back Cover

                           Dreyfus
Strategic Governments Income, Inc.     The Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Strategic Governments Income, Inc., covering the six-month period from December 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald Thunelius.

Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many developed nations withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Fixed-income securities provided mixed results in this economic climate. U.S. Treasury securities gave back most of the gains they achieved last summer when stocks and other types of bonds fell. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided relatively attractive returns over the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Strategic Governments Income, Inc.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager

How did Dreyfus Strategic Governments Income, Inc. perform relative to its benchmark?

For the six-month period ended May 31, 1999, Dreyfus Strategic Governments Income, Inc. produced a total return of 1.86%.1 In comparison, the fund's benchmark, the Salomon Smith Barney World Government Bond Index (currency hedged), produced a total return of 1.16% for the same six-month period.2

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, it invests primarily in securities issued or guaranteed by the U.S. government or its agencies as well as in securities issued by one or more foreign governments and any of their political sub-divisions or agencies. The fund invests at least 65% of its total assets in the securities of U.S. and foreign governments and may invest up to 50% of its total assets in foreign government securities.

When choosing securities, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, are likely to perform well over time.

What other factors influenced the fund's performance?

Our U.S. bond holdings produced mixed results during the six-month reporting period. Most significantly, U.S. Treasury securities suffered as investors who had flocked to these direct obligations of the federal government during last year's "flight to quality" shifted their assets to

                                                                      The Fund 3
higher yielding segments of the marketplace. This was especially true in April and May, when the international bond markets began to show improvement.

The portfolio's foreign bonds also produced mixed returns. On one hand, the fund benefited from its holdings in Korea, Panama, Spain, Greece and Turkey. Our Korean holdings produced the strongest returns over the past six months. That's because even though Korea had already made dramatic progress toward financial reform, their bond prices rose further when many other Asian economies began to rebound in the early part of this year. Panama and Spain have both benefited from strong exports as global growth has improved, while Greece and Turkey both initiated aggressive reforms in the hope of becoming part of the European Monetary Union (EMU). Unfortunately, neither Greece nor Turkey was able to meet the deadline for this first round of EMU entries, but their efforts resulted in stronger economies.

On the other hand, our investments in Poland and Uruguay provided lackluster returns. Bonds in Poland have suffered because of the country's fiscal problems and, most recently, as a result of the war in Kosovo. Investments in Uruguay, often referred to as the "Switzerland of Latin America," provided disappointing results during the period. As the region's emerging markets made quick recoveries from January's Brazilian currency devaluation, the "flight to quality" that might have otherwise used Uruguay as a safe haven never took place.

What is the fund's current strategy?

We have maintained a neutral average duration -- which is a measure of sensitivity to changes in interest rates -- because we do not believe that investors have been adequately compensated for taking on the risks of longer-term securities. We also reduced the portfolio's exposure to non-dollar investments by about 15%, based on evidence supporting a strong U.S. dollar relative to major foreign currencies. At the same time, we slightly increased our exposure to U.S Treasury securities, preferring to add more liquidity to the portfolio while we wait to see how the global bond market conditions evolve.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid. 2 SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Salomon Smith Barney World
  Government Bond Index (currency hedged) is a market-capitalization-weighted benchmark that tracks the performance of 18 government bond markets.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
                                      Principal
Bonds and Notes--93.8%               Amount ($)           Value ($)
--------------------------------------------------------------------------------
Banking and Finance--9.8%
Banco Comercial,
 Bonds, 8.875%, 2009a                 2,500,000           2,443,750
Banco Nacional de Mexico,
 Bonds, 7.25%, 2004                   5,000,000           4,431,250
Bangko Sentral Philipinas,
 Bonds, 8.6%, 2027                    2,500,000           2,031,250
Credit Local de France,
 Bonds, 9.625%, 2000b                   678,104             712,083
KfW International Finance,
 Gtd. Bonds, 6%, 1999c                2,219,482           2,284,726
Korea Development Bank,
 Notes, 7.125%, 2004                  2,500,000           2,431,215
                                                         14,334,274
Foreign--5.1%
Korea Electric Power:
 Deb., 7.75%, 2013                    7,000,000           6,450,493
 Discount Notes, 7.95%, 2096d         5,256,000             997,163
                                                          7,447,656

Foreign/Governmental--49.4%
Belgium Kingdom Bonds,
 9%, 2003e                            2,580,571           3,104,099
Canada Government Bonds:
 9.75%, 2000b                         1,356,208           1,448,336
 8.75%, 2005b                         1,356,208           1,601,465
Federative Republic of Brazil:
 Floating Rate Notes, 5.938%, 2009f   5,000,000           3,218,750
 Global Bonds, 10.125%, 2027          2,500,000           1,828,126
France O.A.T., Deb.:
 8.5%, 2003e                          2,063,092           2,455,701
 8.5%, 2008e                          1,873,800           2,496,779
 8.5%, 2023e                          1,190,245           1,757,632
Hellenic Republic of Greece:
 Bonds, 6.3%, 2009g                   3,201,537           3,308,715
 Bonds, 8.6%, 2008g                   1,280,615           1,503,606
Ivory Coast,
 Floating Rate Notes, 2%, 2018f       2,000,000             520,000
Jordan,
 Floating Rate Notes, 5.5%, 2023f     2,000,000           1,190,000
Kingdom of Denmark Bonds,
 7%, 2007h                            1,260,681           1,488,035

--------------------------------------------------------------------------------
                                      Principal
Bonds and Notes (continued)          Amount ($)           Value ($)
--------------------------------------------------------------------------------
Foreign/Governmental (continued)
Poland, Ser. PDI,
 Floating Rate Bonds, 5%, 2014f       2,000,000           1,780,000
Republic of Austria,
 Deb., 6.25%, 2003c                   2,630,497           3,287,225
Republic of Colombia:
 Notes, 8.66%, 2004i                  4,000,000           3,600,008
 Global Bonds, 9.75%, 2009            3,000,000           2,568,750
Republic of Costa Rica,
 Notes, 9.335%, 2009a                 9,000,000           8,662,500
Republic of Panama,
 Global Bonds, 8.875%, 2027           2,000,000           1,735,000
Republic of Turkey,
 Bonds, 12%, 2003j                    2,000,000           1,990,000
Republic of Venezuela, Ser. C,
 Floating Rate Deb., 6.375%, 2003f    2,500,000           1,750,000
Republica Oriental del Uruguay,
 Bonds:
 7.25%, 2009                          2,500,000           2,350,000
 Ser. B, 6.75%, 2021 (Units)k         3,000,000           2,580,000
Spain Government,
 Deb., 10%, 2005e                     2,815,441           3,746,648
Sweden Government,
 Deb., 6%, 2005l                      2,322,395           2,545,426
United Kingdom Gilt Edged Securities:
 9.5%, 2005m                            960,600           1,174,664
 9%, 2011m                            1,601,000           2,180,494
United Mexican States:
 Global Bonds, 11.5%, 2026            2,000,000           2,202,500
 Ser. XW, Global Bonds, 10.375%, 2009 4,000,000           3,980,000
                                                         72,054,459

Foreign/Supranational--4.8%
European Investment Bank,
 Notes, 12.2%, 2003n                  3,763,423           4,908,033
International Bank for Reconstruction
 and Development,
 Notes, 5.25%, 2002c                  1,890,670           2,155,307
                                                          7,063,340
U.S. Government Agencies--18.4%
Federal Farm Credit,
 Real Yield Securities,
 2.169%, 2/14/2002o                   1,000,000             973,410

The Fund 7

--------------------------------------------------------------------------------
                                      Principal
Bonds and Notes (continued)          Amount ($)           Value ($)
--------------------------------------------------------------------------------
U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.:
 Gtd. REMIC Pass-Through Ctfs.,
  Ser. 51, Cl. E, 10%, 7/15/2020      5,071,136           5,476,624
 REMIC Trust, Pass-Through Ctfs.
  (Collateralized by FHLMC
  Pass-Through Ctfs.):
   Ser. 1611, Cl. L, 7%, 11/15/2023
    (Interest Only Obligation)p       5,000,000           1,509,375
   Ser. 1978, Cl. PJ, 7%, 3/15/2026
    (Interest Only Obligation)p       5,130,500           1,537,303
Federal National Mortgage Association:
 8%, 12/1/2025                          861,205             897,532
 Gtd. REMIC Pass-Through Ctfs.,
  Ser. 1988-16, Cl. B., 9.5%,
  6/25/2018                           2,373,616           2,508,961
U.S. Government Gtd. Development,
 Participation Ctfs.
 (Gtd. by U.S. Small Business
 Administration):
  Ser 1994-20K, 8.65%, 11/1/2014      4,625,194           4,935,990
  Ser 1994-20L, 8.4%, 12/1/2014       6,979,663           7,376,573
  Ser 1997-20J, 6.55%, 10/1/2017      1,615,791           1,603,215
                                     26,818,983

U.S. Government--6.3%
U.S. Treasury Notes:
 5.25%, 5/15/2004                     1,500,000           1,478,775
 5.625%, 2/15/2006                      300,000             297,579
 5.5%, 5/15/2009                      7,500,000           7,431,825
                                                          9,208,179

Total Bonds and Notes
 (cost $143,402,211)                                    136,926,891

--------------------------------------------------------------------------------
Options--0.0%                         Contracts           Value ($)
Call Options;
 U.S. Treasury Notes, 4.75%, 11/15/2008,
  December '99 @ $100.375
  (cost $207,188)                            85              13,430

--------------------------------------------------------------------------------
                                      Principal
Short-Term Investments--1.4%         Amount ($)           Value ($)
--------------------------------------------------------------------------------
U.S. Government Agencies--.6%
Federal Home Loan Banks,
 Discount Notes, 4.68%, 6/1/1999        872,000             872,000

U.S. Treasury Bills-.8%
4.48%, 6/3/1999q                        240,000             239,875
4.21%, 6/10/1999q                       390,000             389,421
4.43%, 6/17/1999q                        23,000              22,947
4.46%, 7/1/1999q                        100,000              99,602
4.42%, 7/8/1999q                        400,000             398,066
                                                          1,149,911

Total Short-Term Investments
 (cost $2,022,296)                                        2,021,911

--------------------------------------------------------------------------------
Total Investments (cost $145,631,695)     95.2%         138,962,232

Cash and Receivables (Net)                 4.8%           7,074,993

Net Assets                               100.0%         146,037,225

a Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 1999 these securities amounted to $11,106,250 or 7.6% of net assets.
b Converted to U.S. Dollars from Canadian Dollars.
c Converted to U.S. Dollars from Japanese Yen.
d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e Converted to U.S. Dollars from Euro.
f Variable rate security--interest rate subject to periodic change.
g Converted to U.S. Dollars from Greek Drachmas.
h Converted to U.S. Dollars from Danish Krone.
i Reflects date security can be redeemed at holder's option; the stated maturity is 10/7/2016.
j Reflects date security can be redeemed at holder's option; the stated
  maturity is 12/15/2008.
k With value recovery rights attached.
l Converted to U.S. Dollars from Swedish Krona.
m Converted to U.S. Dollars from British Pounds.
n Converted to U.S. Dollars from Italian Lire.
o Variable rate security-adjustment to interest rate linked to the Consumer Price Index.
p Notional face amount shown.
q Held by the custodian in a segregated account as collateral for open financial futures positions.
See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES
May 31, 1999 (Unaudited)

-----------------------------------------------------------------------------------------
                                                                               Unrealized
                                           Market Value                      Appreciation
                                             Covered by                    (Depreciation)
                             Contracts    Contracts ($)      Expiration    at 5/31/99 ($)
-----------------------------------------------------------------------------------------
Financial Futures Long
U.S. Treasury 30 Year Bonds        227       26,665,406   September '99           (58,523)
Australian 10 Year Bonds             5          467,891        June '99           (11,934)
Euro Bond                           41        5,115,727        June '99           (63,092)
United Kingdom 15 Year Gilt          5          921,378        June '99           (47,893)

Financial Futures Short
U.S. Treasury 2 Year Notes          50       10,403,125   September '99            (5,469)
U.S. Treasury 5 Year Notes         395       43,048,828   September '99           179,609
U.S. Treasury 10 Year Notes          7          780,719   September '99             5,961
                                                                                   (1,341)

See notes to finanacial statements

Statement of Options Written
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
Call Options

Issuer                                                Contracts       Value ($)
--------------------------------------------------------------------------------
U.S. Treasury Notes, 4.75%, 11/15/2008,
 December '99 @ $104.78125                                   85           2,040

Put Options

Issuer
--------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds, July '99 @ $118                150         189,844
U.S. Treasury Notes, 4.75%, 11/15/2008,
 December '99 @ $95.125                                      85         336,855
  (Premiums received $383,375)                                          528,739

See notes to financial statements.

                                                                     The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                           Cost          Value
--------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of
  Investments                                       145,631,695    138,962,232
Receivable for investment securities sold                            4,316,907
Interest receivable                                                  3,446,763
Net unrealized appreciation on forward currency
 exchange contracts--Note 3(a)                                         446,885
Prepaid expenses and other receivables                                  25,735
                                                                   147,198,522
--------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation                                          93,180
Cash overdraft due to Custodian                                         24,219
Outstanding options written, at value (premiums
 received $383,375)
 --see Statement of Options Written                                    528,739
Payable for forward currency exchange contracts--Note 3(a)             323,209
Payable for futures variation margin--Note 3(a)                         21,789
Accrued expenses and other liabilities                                 170,161
                                                                     1,161,297
--------------------------------------------------------------------------------
Net Assets ($)                                                     146,037,225
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                    161,164,920
Accumulated distributions in excess of investment income--net       (2,931,736)
Accumulated net realized gain (loss) on investments, options and
 foreign currency transactions                                      (5,804,127)
Accumulated net unrealized appreciation (depreciation) on
 investments, options written and foreign currency transactions
 [including ($1,341) net unrealized depreciation on financial
 futures]--Note 3(b)                                                (6,391,832)
--------------------------------------------------------------------------------
Net Assets ($)                                                     146,037,225
--------------------------------------------------------------------------------
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)     14,640,617
Net Asset Value, per share ($)                                            9.97

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

Investment Income ($):
--------------------------------------------------------------------------------
Interest Income                                                       5,739,600
Expenses:
Management fee--Note 2(a)                                               519,400
Shareholder servicing costs                                              42,928
Shareholders' reports                                                    33,612
Directors' fees and expenses--Note 2(b)                                  30,809
Professional fees                                                        29,946
Custodian fees                                                           26,699
Registration fees                                                        12,130
Miscellaneous                                                            11,437
Total Expenses                                                          706,961
Investment Income--Net                                                5,032,639
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 3 ($):
Net realized gain (loss) on investments and foreign currency
 transactions (including options written)                               380,271
Net realized gain (loss) on financial futures                          (547,757)
Net realized gain (loss) on forward currency exchange
  contracts                                                           2,328,199
Net Realized Gain (Loss)                                              2,160,713
Net unrealized appreciation (depreciation) on investments,
  options written and foreign currency transactions
  [including ($87,883) net unrealized (depreciation) on
  financial futures]                                                 (5,069,467)
Net Realized and Unrealized Gain (Loss) on Investments               (2,908,754)
Net Increase in Net Assets Resulting from Operations                  2,123,885


See notes to financial statements.

                                                                     The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                           Six Months Ended
                                               May 31, 1999          Year Ended
                                                 (Unaudited)  November 30, 1998
--------------------------------------------------------------------------------
Operations ($):
Investment income--net                            5,032,639          10,142,388
Net realized gain (loss) on investments           2,160,713          (4,401,402)
Net unrealized appreciation (depreciation)
  on investments                                 (5,069,467)          2,720,455
Net Increase (Decrease) in Net Assets
 Resulting from Operations                        2,123,885           8,461,441
--------------------------------------------------------------------------------
Dividends to Shareholders ($):
From Investment income--net                      (5,490,231)        (16,664,869)
In excess of investment income--net                      --            (720,868)
Total Distributions                              (5,490,231)        (17,385,737)
Total Increase (Decrease) in Net Assets          (3,336,346)         (8,924,296)
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                             149,403,571         158,327,867
End of Period                                   146,037,225         149,403,571

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal period indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


------------------------------------------------------------------------------------------------------
                               Six Months
                                    Ended                                     Six Months          Year
                                  May 31,                                          Ended         Ended
                                     1999    Year Ended November 30,        November 30,       May 31,
                                             ----------------------------
                               (Unaudited)   1998     1997    1996    1995          1994a         1994
------------------------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
 of period                          10.20   10.81    10.76   10.66    9.85         10.30         11.03
Investment Operations:
Investment income--net                .34b    .70b     .69b    .72b    .71           .42           .89
Net realized and unrealized
 gain (loss) on investments          (.19)   (.12)     .18     .13     .82          (.44)         (.70)
Total from Investment
 Operations                           .15     .58      .87     .85    1.53          (.02)          .19
Distributions:
Dividends from investment
 income--net                         (.38)  (1.14)    (.67)   (.74)   (.71)         (.28)         (.92)
Dividends in excess of
 investment income--net                --    (.05)    (.15)   (.01)   (.01)           --            --
Dividends from paid-in
 capital                               --      --       --      --      --          (.15)           --
Total Distributions                  (.38)  (1.19)    (.82)   (.75)   (.72)         (.43)         (.92)
Net asset value, end of period       9.97   10.20    10.81   10.76   10.66          9.85         10.30
Market Value, end of period         8 7/8  9 3/16   9 9/16   9 3/8   9 1/8         9 1/8            10
------------------------------------------------------------------------------------------------------
Total Return (%)c                    1.34d   8.75    11.32   11.37    8.80         (8.98)d       (5.23)
------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
 net assets                           .95d    .90      .92     .90     .94           .92d          .89
Ratio of net investment income
 to average net assets               6.78d   6.65     6.48    6.91    7.56          8.28d         8.18
Portfolio Turnover Rate            211.53e 599.75   337.41  328.37   91.27         65.21e        22.76
------------------------------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                     146,037 149,404  158,328 157,527 156,083       145,164       154,140


a The fund changed its fiscal year end from May 31 to November 30. b Based on average shares outstanding.
c Calculated based on market value.
d Annualized.
e Not annualized.
See notes to financial statements.

                                                                     The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Governments Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Investment Adviser") serves as the fund's investment adviser. The Investment Adviser is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Sinopia Asset Management serves as the fund's sub-investment adviser.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S.Treasury Bills, options and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgement of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $15,145 during the period ended May 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution

                                                                     The Fund 17
requirements of the Internal Revenue Code of 1986, as amended (the "Code").
This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If net asset value per share is less than 95% of market value, shares will be issued by the fund at 95% of market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On May 28, 1999, the Board of Directors declared a cash dividend of $.0625 per share from investment income-net, payable on June 28, 1999 to shareholders of record as of the close of business on June 14, 1999.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $6,044,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1998. The carryover does not include net realized secu-rities losses from November 1, 1998 through November 30, 1998 which are treated, for federal income tax purposes, as arising in fiscal 1999.
If not applied, $4,384,000 of the carryover expires in fiscal 2002, $18,000 expires in fiscal 2003, $831,000 expires in fiscal 2004 and $811,000 expires in fiscal 2006.

NOTE 2--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement with the Investment Adviser, the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average weekly net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between the Investment Adviser and Sinopia Asset Management, the sub-advisory fee is computed at the annual rate of .20 of 1% of the value of the fund's average weekly net assets and is payable monthly by the Investment Adviser.

The fund compensates Mellon, an affiliate of the Investment Adviser, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $6,817 pursuant to the transfer agency agreement.

(b) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities (including paydowns), excluding short-term securities, financial futures, forward currency exchange contracts and options transactions, during the period ended May 31, 1999, amounted to $299,602,369 and $304,413,359, respectively.

                                                                     The Fund 19

The following summarizes open forward currency exchange contracts at May 31, 1999:


                                         Foreign                                          Unrealized
                                        Currency                                        Appreciation
Forward Currency Exchange Contracts      Amounts      Proceeds ($)      Value($)   (Depreciation)($)
----------------------------------------------------------------------------------------------------
Sales:
British Pounds,
 expiring 8/27/1999                    2,185,000         3,536,095     3,496,389              39,706
Canadian Dollars,
 expiring 8/27/1999                    5,920,000         4,034,209     4,017,142              17,067
Danish Krone,
 expiring 8/27/1999                   11,160,000         1,605,294     1,570,754              34,540
Euro,
 expiring 8/27/1999                   17,940,000        19,227,195    18,787,539             439,656
Greek Drachmas,
 expiring 7/30/1999                  490,000,000         1,592,098     1,556,941              35,157
Japanese Yen,
 expiring 8/27/1999                  975,000,000         7,950,098     8,112,341            (162,243)
Swedish Krona,
 expiring 8/27/1999                   22,690,000         2,690,397     2,647,395              43,002
Total                                                                                        446,885


The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

The following summarizes the fund's call/put options written for the period ended May 31, 1999:

                                                Options Terminated
                                                ------------------
                                                             Net
                         Number of   Premiums             Realized
                         Contracts  Received($)   Cost($)  Gain($)
                         ---------  ----------  ------------------
OPTIONS WRITTEN:
Contracts outstanding
  November 30, 1998          --         --
Contracts written          1,157    1,267,658
Contracts terminated:
 Closed                     837      884,283     743,114  141,169
Contracts outstanding
 May 31, 1999               320      383,375

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the under-

                                                                     The Fund 21
lying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at May 31, 1999 are set forth in the Statement of Financial Futures.

(b) At May 31, 1999, accumulated net unrealized depreciation on investments, financial futures, options and forward currency exchange contracts was $6,391,831, consisting of $1,636,817 gross unrealized appreciation and $8,028,648 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PROXY RESULTS (Unaudited)

Stockholders voted on the following proposals presented at the annual stockholders' meeting held on June 11, 1999. The description of each proposal and the number of shares voted are as follows:

--------------------------------------------------------------------------------
                                                    Shares
--------------------------------------------------------------------------------
                                           For      Against      Abstained
--------------------------------------------------------------------------------
1. To consider a proposal
   to convert the fund
   to an open-end
   investment company                2,192,140    4,849,434        475,596
2. To ratify the selection
   of Ernst & Young LLP
   as independent auditors
   of the fund                      12,211,849      168,458        153,684
3. To consider a stockholder
   proposal recommending that the
   fund's board commit to a program
   to repurchase fund shares.        2,035,814    4,910,267        583,388

--------------------------------------------------------------------------------
                                                                 Authority
                                                     For          Withheld
--------------------------------------------------------------------------------
4. To elect three Class I Directors:*
  Joseph S. DiMartino                         11,954,162           579,829
  Warren B. Rudman                            11,951,448           582,543
  Sander Vanocur                              11,944,836           589,155

* The terms of these Class IDirectors expire in 2002.

The Fund 23

OFFICERS AND DIRECTORS
Dreyfus Strategic Governments Income, Inc.

200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
David W. Burke
Diane Dunst
Rosalind Gersten Jacobs
Jay I. Meltzer
Daniel Rose
Warren B. Rudman
Sander Vanocur

Officers
President and Treasurer
  Marie E. Connolly
Vice President and Secretary
  Margaret W. Chambers
Vice President and Assistant Treasurer
  John P. Covino
Vice President and Assistant Treasurer
  Mary A. Nelson
Vice President and Assistant Treasurer
  George A. Rio
Vice President and Assistant Treasurer
  Joseph F. Tower, III
Vice President, Assistant Treasurer and
  Assistant Secretary
  Frederick C. Dey
Vice President, Assistant Treasurer and
  Assistant Secretary
  Stephanie Pierce
Vice President and Assistant Secretary
  Douglas C. Conroy
Vice President and Assistant Secretary
  Karen Jacoppo-Wood
Vice President and Assistant Secretary
  Christopher J. Kelley

Officers (continued)
Vice President and Assistant Secretary
  Kathleen K. Morrisey
Vice President and Assistant Secretary
  Elba Vasquez

Portfolio Managers:
  Kevin McClintock
  Gerald Thunelius
  Jean Charles Bertrand
  Michel-Andre Levy
  Benedicte Maillant
  Thierry Mirabe
  Pierre Sequier
  Jacques Sikarov

Investment Adviser
The Dreyfus Corporation

Sub-Investment Adviser
Sinopia Asset Management

Custodian
The Bank of New York

Counsel
Stroock & Stroock & Lavan LLP

Transfer Agent,
Dividend Disbursing Agent
and Registrar
Mellon Bank, N.A.

Stock Exchange Listing
NYSE Symbol: DSI

Initial SEC Effective Date
June 23, 1988

The Net Asset Value appears in the following publications: Barron's, Closed-End Bond Funds section under the heading "World Income Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Funds World Income Funds" every Monday; New York Times, Business Section under the heading "Closed-End Funds World Income Funds" every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

For More Information

           Dreyfus Strategic Governments
           Income, Inc.
           200 Park Avenue
           New York, NY 10166

           Manager

           The Dreyfus Corporation
           200 Park Avenue
           New York, NY 10166

           Sub-Investment Advisorr

           Sinopia Asset Management
           66 Rue de la Chaussee d'Antin
           Paris, France 75009

           Custodian

           The Bank of New York
           90 Washington Street
           New York, NY 10286

           Transfer Agent,
           Dividend Disbursing Agent
           & Registrar

           Mellon Bank, N.A.
           85 Challenger Road
           Ridgefield Park, NJ 07660

(c) 1999 Dreyfus Service Corporation   854SA995